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                                                                    EXHIBIT 10.4

                              MODIFICATION NO. 1

                       TO THE PURCHASE AND SALE CONTRACT

                              MADE BY AND BETWEEN

                  GLOBAL TELECOMMUNICATIONS OPERATIONS, INC.

                                      AND

                          SIEMENS AKTIENGESELLSCHAFT

                     (HEREIN REPRESENTED BY SIEMENS S.A.)

                                ON MAY 2/ND/ 1996
                                -----------------


We, GLOBAL TELECOMMUNICATIONS OPERATIONS, INC., a corporation organized and existing under the laws of the British Virgin Islands, according to Registry No. 170407 for International Business Companies of such jurisdiction (hereinafter referred to as "COMPANY"), represented by Felipe Garcia Echeverri of age, domiciled at Santafe de Bogota, D.E., identified as appears next to his signature, acting as attorney-in-fact, according to special power of attorney, on the one part, and Siemens S.A., a Colombian corporation, registered in the Chamber of Commerce of Bogota under Merchantile Registry No. 003.206, acting herein as representative of SIEMENS AKTIENGESELLSCHAFT, a corporation duly organized and existing under the laws of the Republic of Germany, domiciled at Berlin and Munich, whose representation is evidenced by the Commercial Agency and Exclusive Representation Certificate, issued by the Chamber of Commerce of Bogota (hereinafter referred to as "CONTRACTOR"), separately represented by Rodolfo Prada Serrano, of age, domiciled at Santafe de Bogota, D.E., identified as it appears next to his signature, acting as Commercial and Administrative Vice-president of Siemens S.A., and Alberto Gomez del Corral, of age, domiciled at Santafe de Bogota, D.E., identified as it appears next to his signature, acting as Vice-president (Substitute) of Telecommunications, have entered into this Modification No. 1 of the Purchase and Sale Contract subscribed by and between the above parties as of May 2/nd/, 1996 (hereinafter referred to as "CONTRACT"). This Modification No. 1 consists of the following clauses:
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FIRST CLAUSE. GUARANTEE. The COMPANY grants CONTRACTOR, as a guarantee for the compliance of its obligations under this Contract, a Civil Pledge with Possession of the leasing fees. This right was granted to the COMPANY under the following Contracts: 1) International Leasing Contract, entered into GLOBAL TELECOMMUNICATIONS OPERATIONS INC. and EMPRESA DE TELEFONOS DE PALMIRA S.A.EMPRESA DE SERVICIOS PUBLICOS -TELEPALMIRA S.A. E.S.P as of August 1/st/, 1996. 2) International Leasing Contract, entered into GLOBAL TELECOMMUNICATIONS OPERATIONS INC. and EMPRESA DE TELEFONOS DE YUMBO S.A. EMPRESA DE SERVICIOS PUBLICOS -TELEYUMBO S.A. E.S.P as of August 1/st/, 1996. And 3) International Leasing Contract entered into GLOBAL TELECOMMUNICATIONS OPERATIONS INC. and EMPRESA DE TELEFONOS DE JAMUNDI S.A. EMPRESA DE TELEFONOS DE JAMUNDI S.A. EMPRESA DE SERVICIOS PUBLICOS -TELEJAMUNDI S.A. E.S.P as of August 1/st/, 1996.

SECOND CLAUSE. DOCUMENTS OF THE CONTRACT. The following documents are integral part of this Modification No. 1 to the CONTRACT:

1) Contract of Civil Pledge With Possession entered into the COMPANY and the CONTRACTOR as of the same date and 2) Original leasing contracts referred to in the FIRST CLAUSE of this Modification No. 1 of the CONTRACT.

THIRD CLAUSE. TERMINATION. In compliance with the provisions of this Modification No. 1, the COMPANY and the CONTRACTOR acknowledge termination of the following clauses of the CONTRACT: 1) FOURTH CLAUSE. Item f) and 2) SIXTEENTH CLAUSE.

In witness whereof it is signed in Bogota, on July 28/th/, 1997.
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GLOBAL TELECOMMUNICATIONS OPERATIONS, INC.

_____________________________________

Felipe Garcia Echeverri
C.C. 80.409.281, issued in Usaquen
(Attorney-in-fact)
(signature)


SIEMENS AKTIENGESELLSCHAFT
Represented by
SIEMENS SOCIEDAD ANONIMA

_____________________________________

Rodolfo Prada Serrano
Commercial and Administrative Vice-president (Substitute)

_____________________________________

Alberto Gomez del Corral
Vice-president of Telecommunications (Substitute)